SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                            Advanced UroScience, Inc.
             (Exact name of registrant as specified in its charter)



          Minnesota                                     41-1786260
(State of incorporation or organization)   (I.R.S. Employer Identification No.)



      1290 Hammond Road
      St. Paul, Minnesota                                        55110
(Address of principal executive offices)                       (Zip Code)



         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]


        Securities to be registered  pursuant to Section 12(b) of the Act:

                                      None


        Securities to be registered  pursuant to Section 12(g) of the Act:

                                  Common Stock

                               Page 1 of 3 Pages


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Item 1.  Description of Registrant's Securities to be Registered.

         The information called for by this Item 1 is incorporated herein by reference to the section entitled "Description of Securities" in the Prospectus portion of the Registrant's Form SB-2 Registration Statement, Reg. No.333-37583.


Item 2.  Exhibits.

See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            ADVANCED UROSCIENCE, INC.



                                            By /s/ Dean A. Klein
                                               Dean A. Klein, President and
                                               Chief Executive Officer

Dated:  November 26, 1997

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-A
                                       OF
                            ADVANCED UROSCIENCE, INC.




Exhibit
Number            Description

Exhibit 1   -    Registrant's  Articles of Incorporation -- incorporated by reference to Exhibit 3.1 to the Registrant's Form SB-2
                 Registration Statement, Reg. No. 333-37583.

Exhibit 2   -    Registrant's  Bylaws -- incorporated by reference to Exhibit
                 3.2 to the Registrant's Form SB-2 Registration Statement,
                 Reg. No. 333-37583.

Exhibit 3   -    Specimen of Common Stock certificate -- incorporated  by
                 reference to Exhibit 4.1 to the Registrant's Form SB-2
                 Registration Statement, Reg. No. 333-37583.